FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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ADAMS NATURAL RESOURCES FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

ADAMS
NATURAL RESOURCES
FUND

ANNUAL REPORT
2020
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2020 at a Glance

The Fund
•
a closed-end equity investment company specializing in energy and other natural resources stocks

•
objectives: preservation of capital, reasonable income, and opportunity for capital gain

•
internally managed

•
annual distribution of at least 6%

Stock Data (12/31/20)
NYSE Symbol	PEO
Market Price	$11.37
52-Week Range	$6.11 – $16.70
Discount	17.4%
Shares Outstanding	24,121,714

Summary Financial Information
Year Ended December 31,	2020	2019
Net asset value per share (NASDAQ: XPEOX)	$13.76	$18.79
Total net assets	331,941,768	561,468,757
Average net assets	377,212,921	562,710,861
Unrealized appreciation on investments	(103,563,360)	52,479,815
Net investment income	12,339,059	23,508,321
Net realized gain (loss)	1,704,028	9,122,317
Total return (based on market price)	-26.6%	21.1%
Total return (based on net asset value)	-22.2%	13.7%
Ratio of expenses to average net assets	1.47%	0.97%
Annual distribution rate	6.1%	6.9%
2020 Dividends and Distributions
Paid	Amount (per share)	Type
February 28, 2020	0.03	Long-term capital gain
February 28, 2020	0.07	Investment income
June 1, 2020	0.10	Investment income
September 1, 2020	0.10	Investment income
December 18, 2020	0.23	Long-term capital gain
December 18, 2020	0.20	Investment income
	$0.73
2020 Annual Meeting of Shareholders
Location: Adams Funds, 500 East Pratt Street, Suite 1300, Baltimore, MD 21202
Date: April 15, 2021
Time: 10:00 a.m.

Letter from Chief Executive Officer
Mark E. Stoeckle

Dear Fellow Shareholders,
I think it is safe to say that 2020 was a year we will never forget. It took a global pandemic caused by the COVID-19 virus to end the longest economic expansion in history. The world went on lockdown in an attempt to stop the spread of the virus, bringing the global economy to a halt. People adapted by leveraging technology to transition to a virtual world in which everything from work to school to shopping was done online. The year was also a pivotal one for our country as we witnessed a dramatic racial justice movement and a historic election. Sadly, it was also a year we lost over 345,000 Americans to the virus, many small businesses struggled to survive, and unemployment reached levels not seen since the Great Depression. Unexpectedly, the S&P 500 ended the year at record highs, increasing 18.4% in 2020.
The pandemic had an immediate and significant impact on the economy, leading to an initial loss of a staggering 22 million jobs. The Federal Reserve and federal government acted quickly by lowering interest rates and passing fiscal stimulus. By the end of the year, 12 million jobs were recovered, but unemployment remained elevated at 6.7%. The ripple effects of the pandemic throughout the economy were uneven. Some areas of the economy thrived, such as housing where home sales rose to a 14-year high in October driven by low mortgage rates. Most segments suffered mightily as demand evaporated and supply chains struggled to
“Our Fund benefited from its exposure to the Materials sector, which increased 19.5%, offsetting some of the weakness in Energy.”

deal with the unique challenges associated with the pandemic. The rollout of vaccines brings hope for a return to normalcy at some point in 2021.
Within the broader market, the Energy sector was the hardest hit by the pandemic as COVID-19 lockdowns halted travel and economic activity around the world. The sector rallied in the fourth quarter on hopes for vaccine distribution and economic stimulus programs, rising 27.8%. But it was not enough to offset the steep sell-off earlier in the year.
While the Energy sector of the S&P 500 returned -33.7% for the year, Adams Natural Resources Fund, with exposure to both Energy and Materials, returned -22.2% on net asset value (NAV) and -26.6% on market price. Our benchmark, which is comprised of the S&P 500 Energy sector (80%) and the S&P 500 Materials sector (20%), returned -22.8%. We distributed 6.1% to our shareholders in 2020, exceeding our 6.0% commitment. This year our Board of Directors authorized a tender offer in September giving interested shareholders the opportunity to redeem shares. This resulted in a $.13 per share increase to NAV.
2020 Market Recap
The oil market began the year with high inventory levels that, when combined with the demand shock caused by COVID-19, led to dramatic swings in the price of oil. WTI started 2020 at $61 a barrel, fell below $10, and ended the year at $49. Energy stocks followed the volatile moves in oil prices. For the year, oil demand fell approximately 10% and the number of drilling rigs in the U.S. dropped to 275 from 677.
While the stock market initially shrugged off the potential impact of COVID-19, the price of oil did not. Oil prices fell into bear market territory in early February. By March, the virus had caused a worldwide shutdown. This restrained movement by car and plane causing oil demand to plummet and oil prices to collapse. OPEC disagreements added to the pressure on oil prices as Saudi Arabia and Russia began an ill-timed price war.
As pipelines, refiners, and storage facilities filled up, producers were forced to reduce oil production by shutting in wells. In response to the dramatic drop in demand for oil, Energy companies began reducing capital expenditure plans. OPEC agreed in April to reduce output by 10 million barrels a day. Oil demand recovered somewhat in the second half of 2020 due in part to China’s fast rebound from lockdowns. But

Letter To Shareholders (continued)

demand outside of China remained muted as many European countries returned to lockdowns by the end of the year as cases surged. WTI rose 21% during the fourth quarter as vaccines were approved, creating hope for a global economic resurgence in 2021.
The drop in oil prices, combined with the heavy debt levels of many companies, led to further consolidation in the Energy sector as companies sought to increase the size and scale of operations. Deals last year included Chevron buying Noble Energy, Pioneer Natural Resources’ acquisition of Parsley Energy, ConocoPhillips’ agreement to buy Concho Resources, and the merger of Devon Energy and WPX Energy. We expect to see additional consolidation in the sector in the next few years.
The pandemic has also accelerated the shift to cleaner energy. Many companies, including Shell, BP, and even ExxonMobil, committed to accelerating investments in low-carbon energy. We expect this trend to continue under the new Biden administration.
Portfolio Performance
The Energy market was exceptionally challenging in 2020 and there was nowhere to hide with all industry groups down double-digits. Our Fund benefited from its exposure to the Materials sector, which increased 19.5%, offsetting some of the weakness in Energy. Investments in Integrated Oil and Gas and the Services groups contributed positively to our relative returns, while investments in Refining were the largest detractor from our relative performance. Utilities are playing an increasing role in the energy market, particularly related to renewable energy. We saw a timely opportunity to take a position in the sector, which added to our relative performance.
Our investments in Integrateds returned -31.0% compared to -31.8% for our benchmark. We benefited from our decision to reduce our weighting in Exxon, which maintained an aggressive capital spending strategy for most of the year, running counter to what investors were looking for in the current environment. Exxon was dropped from the Dow Jones Industrial Average after 92 years, further pressuring the stock. We added to our Exxon position later in the year as oil prices recovered and the company finally announced capital spending cuts.
We recognized that as companies reduced capital expenditures this would put additional pressure on Services companies, which are impacted by spending cuts and drilling reductions before other groups. We reduced our exposure to this group in the first half of the year, benefiting the Fund. In September, we began adding to Services as we expected the group to improve as oil prices recovered. For the year, the industry group returned -36.3%.
Our Refining investments returned -33.4% and were the largest relative detractor from our overall portfolio. The industry group’s performance is closely tied to oil demand, which took longer than expected to recover as people continued to work from home and avoid travel. The group rose 37.4% in the fourth quarter in anticipation of a recovery in oil demand, but it was not enough to offset weakness earlier in the year.
The Materials sector sold off in the first quarter on global economic concerns, generating a -27.3% return. Due to its highly cyclical nature, the sector quickly recovered, ending the year up 19.5%. Metal prices rebounded strongly, and we benefited from our holdings of Freeport-McMoRan, a copper and gold miner, which rose 97.0% this year. Driven by strong demand in both industrial and consumer markets, Sherwin-Williams also performed well, increasing 27.0%. Our holdings in Linde plc, the world’s largest industrial gas company, rose 25.8%. The company supplies oxygen for hospitals, nitrogen for semiconductor makers, and hydrogen for refineries, and is well positioned for continued strong growth. However, other investments in diversified and specialty chemical stocks lagged the sector, adversely impacting our relative returns.

Letter To Shareholders (continued)

Outlook for 2021
If we learned anything from 2020 it is that forecasting what’s going to happen next year is challenging, but we will give it a try. As we begin 2021, there are a number of reasons to be optimistic, although we expect stock market gains to moderate relative to 2020. The economy should begin to see the impact of new government stimulus, the vaccine rollout, and the Fed’s plan to keep rates low.
There are a number of risks to our outlook. A resurgence of COVID-19 could lead to further restrictions on businesses and a slower-than-expected vaccination process would likely hinder economic growth in the near term. We expect the economy to expand briskly in the second half of the year, but anticipate 2021 performance to be more dependent on stock picking as opposed to broad-based sector strength.
As more of the population is vaccinated, we expect this will lead to stronger global economic growth and higher oil demand in 2021. We believe that average oil prices could be materially higher in 2021. However, in the near term, rising COVID-19 cases could lead to additional restrictions on travel and business, which will likely weigh on demand.
Against this backdrop, we expect the Services and Exploration & Production (E&P) groups to perform well. Services companies undertook large restructuring efforts in 2020 and are set to benefit from those savings in 2021. At the same time, oil field activity levels need to increase just to maintain current oil production output, and with higher oil prices, those levels could increase further. As a result, we increased our holdings in Schlumberger in the fourth quarter. We like the company’s solid fundamentals and believe that it should benefit from a large cost-cutting program, as well as the recent upturn in oil prices.
Many E&P companies were also restructured in 2020 and have pledged capital spending discipline. Going forward, E&P shareholders should be rewarded with a greater return of capital in the form of debt reductions, dividends, and stock buybacks. Given the emphasis on capital discipline, those returns should only increase with higher oil prices.
In closing, 2020 was a challenging year for everyone. The pandemic accelerated trends that would have taken years to achieve, changing the way we live and work. In the midst of so much change and uncertainty, we worked hard to maintain our disciplined approach to investing. We are grateful for the trust you put in us and do not take it for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
February 11, 2021

Investment Growth

(unaudited)
This chart shows the value of hypothetical $10,000 investments in the Fund at net asset value and market price over the past 20 years. All Fund distributions are reinvested at the price received in the Fund’s dividend reinvestment plan. Returns do not reflect taxes paid by shareholders on distributions or the sale of shares.
Average Annual Total Returns at 12/31/20
	Years
	1	3	5	10	15	20
PEO NAV	-22.2%	-10.3%	-1.9%	-1.3%	1.4%	2.8%
PEO Market Price	-26.6%	-11.3%	-2.6%	-1.9%	0.7%	2.8%
S&P 500 Energy Index	-33.7%	-15.3%	-5.2%	-2.7%	0.9%	3.5%

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Portfolio Highlights

December 31, 2020
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$56,056,315	16.9%
Chevron Corporation	46,835,210	14.1
Linde plc	17,286,256	5.2
ConocoPhillips	15,264,183	4.6
Schlumberger N.V.	11,128,934	3.3
EOG Resources, Inc.	10,597,375	3.2
Phillips 66	9,824,822	3.0
Sherwin-Williams Company	8,892,411	2.7
Marathon Petroleum Corporation	8,643,620	2.6
DuPont de Nemours, Inc.	7,782,634	2.3
	$192,311,760	57.9%
Industry Weightings

35%
30%
25%
20%
15%
10%
5%
0%
Equipment & Services
Exploration & Production
Integrated Oil & Gas
Refining & Marketing
Storage & Transportation
Chemicals
Construction Materials
Containers & Packaging
Metals & Mining

Statement of Assets and Liabilities

December 31, 2020
Assets
Investments at value*:
Common stocks (cost $433,967,981)	$330,404,741
Short-term investments (cost $4,266,075)	4,265,955	$334,670,696
Cash		338,948
Investment securities sold		3,188,165
Dividends receivable		198,089
Prepaid expenses and other assets		1,353,288
Total Assets		339,749,186

Liabilities
Investment securities purchased		4,017,441
Fund shares purchased		99,896
Due to officers and directors (note 8)		1,782,453
Accrued expenses and other liabilities		1,907,628
Total Liabilities		7,807,418
Net Assets		$331,941,768

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 24,121,714 shares (includes 17,256 deferred stock units) (note 7)		$24,122
Additional capital surplus		440,697,723
Total distributable earnings (loss)		(108,780,077)
Net Assets Applicable to Common Stock		$331,941,768
Net Asset Value Per Share of Common Stock		$13.76

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended December 31, 2020
Investment Income
Income:
Dividends	$17,809,559
Other income	70,672
Total Income	17,880,231
Expenses:
Investment research compensation and benefits	2,751,598
Administration and operations compensation and benefits	778,784
Occupancy and other office expenses	430,050
Investment data services	139,779
Directors’ compensation	489,417
Shareholder reports and communications	249,094
Transfer agent, custody, and listing fees	184,378
Accounting, recordkeeping, and other professional fees	143,690
Insurance	48,880
Audit and tax services	116,811
Legal services	208,691
Total Expenses	5,541,172
Net Investment Income	12,339,059

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	1,210,227
Net realized gain (loss) on total return swap agreements	493,801
Change in unrealized appreciation on investments	(155,625,313)
Change in unrealized appreciation on total return swap agreements	(417,862)
Net Gain (Loss)	(154,339,147)
Change in Net Assets from Operations	$(142,000,088)
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended December 31,
	2020	2019
From Operations:
Net investment income	$12,339,059	$23,508,321
Net realized gain (loss)	1,704,028	9,122,317
Change in unrealized appreciation	(156,043,175)	33,030,674
Change in Net Assets from Operations	(142,000,088)	65,661,312

Distributions to Shareholders from:
Total distributable earnings	(19,186,921)	(32,487,778)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	4,282,275	5,297,892
Cost of shares purchased (note 5)	(72,622,255)	—
Change in Net Assets from Capital Share Transactions	(68,339,980)	5,297,892
Total Change in Net Assets	(229,526,989)	38,471,426

Net Assets:
Beginning of year	561,468,757	522,997,331
End of year	$331,941,768	$561,468,757
The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally managed closed-end fund specializing in energy and other natural resources stocks. Its investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. During the year ended December 31, 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility in financial markets. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — Adams Diversified Equity Fund, Inc. (“ADX”), a diversified, closed-end investment company, owns 9.1% of the Fund’s outstanding shares and is, therefore, an “affiliated company” as defined by the 1940 Act. During the year ended December 31, 2020, the Fund paid dividends and capital gain distributions of $1,596,345 to ADX. Directors of the Fund are also directors of ADX. The Fund, ADX, and Adams Funds Advisers, LLC (“AFA”), an ADX-affiliated investment adviser to external parties, have a shared management team.
Expenses — The Fund shares personnel, systems, and other infrastructure items with ADX and AFA and is charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and ADX based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and ADX based on relative time spent for portfolio managers, relative market values of portfolio securities covered for research staff, and relative net assets for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the year ended December 31, 2020, shared expenses totaled $14,550,626, of which $10,488,385 was charged to ADX, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, affiliated companies at December 31, 2020.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial

Notes To Financial Statements (continued)

instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.
At December 31, 2020, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$330,404,741	$—	$—	$330,404,741
Short-term investments	4,265,955	—	—	4,265,955
Total investments	$334,670,696	$—	$—	$334,670,696
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. However, the Fund is subject to an excise tax of 4% on any undistributed amount of taxable income and gains below certain thresholds under federal excise tax requirements. In 2020, the Fund recognized $261,076 of federal excise taxes to be paid in 2021 within accrued expenses and other liabilities in the Statement of Assets and Liabilities and occupancy and other expenses in the Statement of Operations. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At December 31, 2020, the identified cost of securities for federal income tax purposes was $443,770,516 and net unrealized appreciation aggregated $(109,099,820), consisting of gross unrealized appreciation of  $45,220,692 and gross unrealized depreciation of  $154,320,512.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and federal excise taxes. Differences that are permanent, while not material for the year ended December 31, 2020, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2020 and December 31, 2019 were classified as ordinary income of $12,812,724 and $23,028,129, respectively, and long-term capital gain of $6,384,499 and $9,453,411, respectively. The tax basis of distributable earnings at December 31, 2020 was $595,561 of undistributed ordinary income and $511,987 of undistributed long-term capital gain.

Notes To Financial Statements (continued)

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the year ended December 31, 2020 were $119,034,355 and $192,380,315, respectively.
4. DERIVATIVES
During the year ended December 31, 2020, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offsets the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements are presented in the Statement of Assets and Liabilities. At December 31, 2020, there were no open total return swap agreements. During the year ended December 31, 2020, the average daily notional amounts of open long and short total return swap agreements, an indicator of the volume of activity, were $623,394 and $(620,629), respectively.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At December 31, 2020, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

Notes To Financial Statements (continued)

On December 18, 2020, the Fund issued 360,468 shares of its Common Stock at a price of $11.82 per share (the average market price on December 9, 2020) to shareholders of record November 23, 2020, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2020, the Fund issued 1,686 shares of Common Stock at a weighted average price of $12.77 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
On December 20, 2019, the Fund issued 339,209 shares of its Common Stock at a price of $15.56 per share (the average market price on December 11, 2019) to shareholders of record November 25, 2019, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2019, the Fund issued 1,258 shares of Common Stock at a weighted average price of $15.73 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.
Pursuant to a tender offer approved by the Fund’s Board of Directors to acquire up to 20 percent of the Fund’s outstanding shares, the Fund purchased 5,955,676 shares at a price of  $11.95, 95% of the Fund’s net asset value, on September 4, 2020.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. This includes repurchases under the Fund’s enhanced discount management and liquidity program when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2020 and 2019 were as follows:
	Shares		Amount
	2020	2019	2020	2019
Shares issued in payment of distributions	362,154	340,467	$4,282,275	$5,297,892
Shares purchased in tender offer (at a weighted average discount from net asset value of 5.0% in 2020)	(5,955,676)	—	(71,170,328)	—
Shares purchased (at a weighted average discount from net asset value of 17.0% in 2020)	(159,342)	—	(1,451,927)	—
Net change	(5,752,864)	340,467	$(68,339,980)	$5,297,892
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the year ended December 31, 2020, the Fund recorded matching contributions of  $174,358 and a liability, representing the 2020 discretionary contribution, of $127,375.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to non-employee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at December 31, 2020.

Notes To Financial Statements (continued)

Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the year ended December 31, 2020 is as follows:
Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2019	19,325	$26.93
Reinvested dividend equivalents	1,686	12.77
Vested & issued	(3,755)	21.72
Balance at December 31, 2020	17,256	$26.68
At December 31, 2020, the Fund had no unrecognized compensation cost. The total fair value of awards vested and issued during the year ended December 31, 2020 was $56,671.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the year ended December 31, 2020 to officers and directors amounted to $3,190,824, of which $546,088 was paid to independent directors. These amounts represent the taxable income, including $56,671 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At December 31, 2020, $1,782,453 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on restricted stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2020, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliated companies jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the year, the Fund recognized rental expense of $79,157.

Financial Highlights

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance
Net asset value, beginning of year	$18.79	$17.71	$23.26	$24.02	$20.74
Net investment income	0.45	0.80 (a)	0.42	0.46	0.41
Net realized gain (loss) and change in unrealized appreciation	(4.85)	1.41	(4.77)	0.02	4.07
Total from operations	(4.40)	2.21	(4.35)	0.48	4.48
Less distributions from:
Net investment income	(0.47)	(0.78)	(0.45)	(0.46)	(0.41)
Net realized gain	(0.26)	(0.32)	(0.40)	(0.72)	(0.73)
Return of capital	—	—	(0.32)	—	—
Total distributions	(0.73)	(1.10)	(1.17)	(1.18)	(1.14)
Capital share repurchases (note 5)	0.14	—	—	—	—
Reinvestment of distributions	(0.04)	(0.03)	(0.03)	(0.06)	(0.06)
Total capital share transactions	0.10	(0.03)	(0.03)	(0.06)	(0.06)
Net asset value, end of year	$13.76	$18.79	$17.71	$23.26	$24.02
Market price, end of year	$11.37	$16.46	$14.57	$19.84	$20.17

Total Investment Return (b)
Based on market price	-26.6%	21.1%	-21.4%	4.6%	20.2%
Based on net asset value	-22.2%	13.7%	-18.5%	3.0%	22.5%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$332	$561	$523	$674	$686
Ratio of expenses to average net assets	1.47%	0.97%	0.79%	0.78%	0.82%
Ratio of net investment income to average net assets	3.27%	4.18%	1.89%	2.05%	1.85%
Portfolio turnover	31.8%	29.5%	47.0%	24.4%	19.0%
Number of shares outstanding at end of year (in 000’s)	24,122	29,875	29,534	28,999	28,555

(a)
In 2019, the Fund received additional dividend income of  $9,693,399, or $0.33 per Fund share, from the acquisition of Anadarko Petroleum Corporation by Occidental Petroleum Corporation.

(b)
Total investment return assumes reinvestment of all distributions at the price received in the Fund’s dividend reinvestment plan.

Schedule of Investments

December 31, 2020
	Shares	Value (a)
Common Stocks — 99.5%
Energy — 69.5%
Equipment & Services — 7.6%
Baker Hughes Company	232,700	$4,851,795
Halliburton Company	297,470	5,622,183
National Oilwell Varco, Inc.	148,700	2,041,651
Schlumberger N.V.	509,800	11,128,934
TechnipFMC plc	164,500	1,546,300
		25,190,863
Exploration & Production — 16.6%
Apache Corporation	104,100	1,477,179
Cabot Oil & Gas Corporation	124,000	2,018,720
Concho Resources Inc.	70,840	4,133,514
ConocoPhillips	381,700	15,264,183
Devon Energy Corporation	108,800	1,720,128
Diamondback Energy, Inc.	43,900	2,124,760
EOG Resources, Inc.	212,500	10,597,375
Hess Corporation	83,600	4,413,244
Marathon Oil Corporation	223,700	1,492,079
Occidental Petroleum Corporation	244,051	4,224,523
Occidental Petroleum Corporation warrants, strike price $22.00, expires 8/3/27 (b)	43,381	295,425
Pioneer Natural Resources Company	64,400	7,334,516
Whiting Petroleum Corporation (b)	476	11,900
Whiting Petroleum Corporation warrants, strike price $83.45, expires 9/1/25 (b)	1,327	2,521
Whiting Petroleum Corporation warrants, strike price $73.44, expires 9/1/24 (b)	2,654	4,644
		55,114,711
Integrated Oil & Gas — 31.3%
Chevron Corporation	554,591	46,835,210
Energy Select Sector SPDR Fund	26,400	1,000,560
Exxon Mobil Corporation	1,359,930	56,056,315
		103,892,085
Refining & Marketing — 8.2%
HollyFrontier Corporation	47,900	1,238,214
Marathon Petroleum Corporation	208,985	8,643,620
Phillips 66	140,475	9,824,822
Valero Energy Corporation	131,700	7,450,269
		27,156,925

Schedule of Investments (continued)

December 31, 2020
	Shares	Value (a)
Storage & Transportation — 5.8%
Kinder Morgan, Inc.	568,100	$7,765,927
ONEOK, Inc.	120,300	4,617,114
Williams Companies, Inc.	347,700	6,971,385
		19,354,426
Materials — 30.0%
Chemicals — 19.3%
Air Products and Chemicals, Inc.	26,700	7,294,974
Albemarle Corporation	9,000	1,327,680
Celanese Corporation	30,000	3,898,200
CF Industries Holdings, Inc.	23,600	913,556
Corteva Inc.	66,245	2,565,006
Dow, Inc.	65,745	3,648,848
DuPont de Nemours, Inc.	109,445	7,782,634
Eastman Chemical Company	8,900	892,492
Ecolab Inc.	26,300	5,690,268
FMC Corporation	10,500	1,206,765
International Flavors & Fragrances Inc.	9,400	1,023,096
Linde plc	65,600	17,286,256
LyondellBasell Industries N.V.	57,200	5,242,952
Mosaic Company	72,101	1,659,044
PPG Industries, Inc.	25,300	3,648,766
		64,080,537
Construction Materials — 3.5%
Martin Marietta Materials, Inc.	4,800	1,363,056
Sherwin-Williams Company	12,100	8,892,411
Vulcan Materials Company	9,900	1,468,269
		11,723,736
Containers & Packaging — 2.8%
Amcor plc	125,100	1,472,427
Avery Dennison Corporation	5,500	853,105
Ball Corporation	29,100	2,711,538
International Paper Company	32,900	1,635,788
Packaging Corporation of America	7,600	1,048,116
Sealed Air Corporation	13,300	609,007
WestRock Company	22,200	966,366
		9,296,347

Schedule of Investments (continued)

December 31, 2020
	Shares	Value (a)
Metals & Mining — 4.4%
Freeport-McMoRan, Inc.	244,700	$6,367,094
Newmont Corporation	88,900	5,324,221
Nucor Corporation	23,400	1,244,646
Steel Dynamics, Inc.	45,000	1,659,150
		14,595,111
Total Common Stocks
(Cost $433,967,981)		330,404,741
Short-Term Investments — 1.3%
Money Market Funds — 1.3%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.09% (c)	2,599,390	2,599,650
Northern Institutional Treasury Portfolio, 0.01% (c)	1,666,305	1,666,305
Total Short-Term Investments
(Cost $4,266,075)		4,265,955
Total — 100.8%
(Cost $438,234,056)		334,670,696
Other Assets Less Liabilities — (0.8)%		(2,728,928)
Net Assets — 100.0%		$331,941,768

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Adams Natural Resources Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adams Natural Resources Fund, Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2021
We have served as the Fund’s auditor since 1929.

Principal Changes in Portfolio Securities

During the Six Months Ended December 31, 2020
(unaudited)
	Purchases (Cost)	Sales (Proceeds)	Market Value Held at December 31, 2020
Air Products and Chemicals, Inc.	$1,137,568	$1,785,610	$7,294,974
Cabot Oil & Gas Corporation	1,340,517	1,079,302	2,018,720
Celanese Corporation	2,328,798	185,499	3,898,200
Chevron Corporation	1,706,572	19,734,983	46,835,210
Concho Resources Inc.	635,327	1,766,856	4,133,514
ConocoPhillips	1,120,467	5,424,445	15,264,183
Diamondback Energy, Inc.	617,539	2,107,644	2,124,760
DuPont de Nemours, Inc.	3,434,046	2,381,963	7,782,634
Ecolab Inc.	912,487	2,653,393	5,690,268
Energy Select Sector SPDR Fund	1,001,579		1,000,560
EOG Resources, Inc.	4,012,412	4,278,402	10,597,375
Exxon Mobil Corporation	9,977,716	14,716,618	56,056,315
Hess Corporation	310,918	1,425,859	4,413,244
Kinder Morgan, Inc.	638,181	1,828,219	7,765,927
Marathon Petroleum Corporation	593,403	2,847,646	8,643,620
Newmont Corporation	793,159	2,401,974	5,324,221
Occidental Petroleum Corporation	538,817	2,429,834	4,224,523
ONEOK, Inc.	336,959	1,901,824	4,617,114
Phillips 66	595,321	3,276,091	9,824,822
Pioneer Natural Resources Company	772,674	1,475,156	7,334,516
PPG Industries, Inc.	980,833	1,136,002	3,648,766
Schlumberger N.V.	2,401,760	1,763,637	11,128,934
Steel Dynamics, Inc.	1,654,810		1,659,150
Valero Energy Corporation	582,368	2,776,521	7,450,269
Williams Companies, Inc.	711,588	1,681,241	6,971,385
Ball Corporation		2,172,172	2,711,538
FMC Corporation		3,336,403	1,206,765
Freeport-McMoRan, Inc.		2,405,988	6,367,094
Linde plc		8,297,160	17,286,256
LyondellBasell Industries N.V.		1,516,420	5,242,952
Martin Marietta Materials, Inc.		1,084,710	1,363,056
Nucor Corporation		2,217,789	1,244,646
Packaging Corporation of America		2,196,875	1,048,116
Sherwin-Williams Company		3,734,619	8,892,411
Utilities Select Sector SPDR Fund		3,336,205	—
The transactions presented above are those purchases or sales during the period that exceeded .30% of period-end net assets.

Historical Financial Statistics

(unaudited)
Year	(000s) Value of Net Assets	(000s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2006	$812,047	22,181	$36.61	$33.46	$.47	$3.33	$—	$3.80	11.2%
2007	978,920	22,768	42.99	38.66	.49	3.82	—	4.31	11.6
2008	538,937	23,959	22.49	19.41	.38	2.61	—	2.99	8.9
2009	650,718	24,327	26.75	23.74	.37	1.03	—	1.40	6.6
2010	761,736	24,790	30.73	27.01	.32	.95	—	1.27	5.5
2011	732,811	25,641	28.58	24.48	.39	1.58	—	1.97	7.1
2012	732,988	26,326	27.84	23.92	.42	1.18	—	1.60	6.4
2013	863,690	26,775	32.26	27.38	.46	1.42	—	1.88	7.2
2014	754,506	27,381	27.56	23.84	.51	1.38	—	1.89	6.6
2015	582,677	28,097	20.74	17.74	.38	1.00	—	1.38	6.2
2016	685,882	28,555	24.02	20.17	.41	.73	—	1.14	6.1
2017	674,388	28,999	23.26	19.84	.46	.72	—	1.18	6.1
2018	522,997	29,534	17.71	14.57	.45	.40	.32	1.17	6.0
2019	561,469	29,875	18.79	16.46	.78	.32	—	1.10	6.9
2020	331,942	24,122	13.76	11.37	.47	.26	—	0.73	6.1

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2012, the average month-end stock price is determined for the calendar year. For 2012 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2012.

Other Information

(unaudited)
Summary Fund Information
Investment Objectives: The Fund’s investment objectives are preservation of capital, reasonable income, and opportunity for capital gain. These objectives have been in place since the Fund’s inception in 1929, although they may be changed by the Board of Directors.
Investment Strategy and Policies: The Fund is an internally-managed non-diversified U.S. equity fund that invests in highly liquid energy and other natural resources stocks. As a fundamental policy, at least 80% of its assets are invested in petroleum or natural resources industries or industries connected with, serving and/or supplying the petroleum or natural resources industries. The Fund has broad flexibility to invest in stocks of varying capitalizations, and primarily invests in stocks found in the S&P 500 Energy and S&P 500 Materials sectors.
In addition, the Fund maintains the following fundamental investment policies that may change only with shareholder approval:
•
At least 25% of assets must be invested in petroleum and petroleum-related industries.

•
Up to 25% of assets may be invested in any one industry.

•
Up to 25% of assets may be invested in commodities related to petroleum, minerals and related products, including swaps.

•
Up to 10% of assets may be invested in real property. (The Fund has not made any such investments in more than thirty years.)

Principal Risks:
Market Risk. The Fund could lose money over short periods due to short- term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Additionally, closed-end funds are particularly impacted by investor sentiment that could result in trading at increased premiums or discounts to the Fund’s NAV.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The S&P 500 is comprised of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities.
Industry Concentration Risk. Funds that invest significantly in a single industry (sector) are subject to more volatility than funds that invest in the broader market. These funds can, and often do, perform differently than the overall market. The Fund normally invests at least 80% of its assets in the common stocks of companies principally engaged in activities in the energy industry, and its performance largely depends—for better or for worse—on the overall condition of the energy industry. Energy prices (including commodity prices), supply-and-demand for energy resources, various political, regulatory, and economic factors, and the relatively limited number of issuers of energy-related securities can each impact the Fund’s performance. Downturns in the energy industry can negatively affect Fund performance.
Derivatives Risk. The Fund invests in total return swaps, which are subject to counterparty credit, liquidity, and equity price risks. These are more fully described in the Notes to the Financial Statements.
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you first purchased shares of the Fund.
In 2020, the Fund opted in to the Maryland Control Share Acquisition Act, which imposes voting restrictions on stockholdings above certain ownership thresholds, beginning at ten percent of the Fund’s outstanding shares. These restrictions may be removed with the approval of the remaining shareholders, and the Board believes these protections preserve the interests of all Fund shareholders.

Other Information  (continued)

(unaudited)
Annual Certification
The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
Distribution Payment Schedule
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative. The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2012. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO
Privacy Policy
In order to conduct its business, the Fund, through AST, collects and maintains certain nonpublic personal information about our registered shareholders with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street” or brokerage accounts.
We do not disclose any nonpublic personal information about you, our other shareholders, or our former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about our registered shareholders to those employees who need to know that information to provide services to such shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2020 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Other Information  (continued)

(unaudited)
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.
INVESTORS CHOICE
INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a distribution reinvestment plan, sponsored and administered by AST. The Plan provides registered shareholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Fund shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.
The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.
Fees	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash
Investments:
Service Fee $2.50 per investment
Brokerage Commission $0.05 per share
Reinvestment of Dividends*:
Service Fee 2% of amount invested
(maximum of  $2.50 per investment)
Brokerage Commission $0.05 per share
Sale of Shares:
Service Fee $10.00
Brokerage Commission $0.05 per share
Deposit of Certificates for Safekeeping $7.50
(waived if sold)
Book to Book Transfers Included
To transfer shares to another participant or to a new participant
* The year-end distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this distribution when made in newly issued shares.

Initial minimum investment (non-holders) $250
Minimum optional investment (existing holders) $50
Electronic funds transfer (monthly minimum) $50
Maximum per transaction $25,000
Maximum per year NONE
INVESTORS CHOICE Mailing Address:
Attention: Dividend Reinvestment
P.O. Box 922
Wall Street Station
New York, NY 10269‑0560
Website: www.astfinancial.com
E‑mail: info@astfinancial.com

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

Directors

Name (Age) Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships
Independent Directors
Enrique R. Arzac, Ph.D. (79) 1983	Professor Emeritus Graduate School of Business, Columbia University	Two	Mirae Asset Discovery Funds (3 open-end funds) ETF Securities USA, LLC Credit Suisse Next Investors, LLC
Kenneth J. Dale (64) 2008	Senior Vice President and Chief Financial Officer The Associated Press	Two
Frederic A. Escherich (68) 2006	Private Investor	Two
Roger W. Gale, Ph.D. (74) 2005	President & CEO GF Energy, LLC (electric power consultants)	Two
Mary Chris Jammet (53) 2020	Principal Bristol Partners LLC	Two	MGM Resorts International
Lauriann C. Kloppenburg (60) 2017	Retired Chief Strategy Officer and Chief Investment Officer ‑ Equity Group Loomis, Sayles & Co., LP (investment management)	Two
Kathleen T. McGahran, Ph.D., J.D., CPA (70) 2003 Chair of the Board	Retired President & CEO Pelham Associates, Inc. (executive education provider)	Two	Scor Global Life Reinsurance Scor Reinsurance of New York
Craig R. Smith, M.D. (74) 2005	Retired President Williston Consulting LLC (pharmaceutical and biotechnology consulting)	Two
Interested Director
Mark E. Stoeckle (64) 2013	Chief Executive Officer Adams Diversified Equity Fund, Inc. Adams Natural Resources Fund, Inc. President Adams Diversified Equity Fund, Inc.	Two
All Directors serve for a term of one year upon their election at the Annual Meeting of Shareholders. The address for each Director is the Fund’s office.

Officers

Name (Age) Employee Since	Principal Occupation(s) During Past 5 Years
Mark E. Stoeckle (64) 2013	Chief Executive Officer of the Fund and Adams Diversified Equity Fund, Inc. and President of Adams Diversified Equity Fund, Inc.
James P. Haynie, CFA (58) 2013	President of the Fund and Executive Vice President of Adams Diversified Equity Fund, Inc.
Brian S. Hook, CFA, CPA (51) 2008	Vice President, Chief Financial Officer and Treasurer of the Fund and Adams Diversified Equity Fund, Inc.
Janis F. Kerns (57) 2018	General Counsel, Secretary and Chief Compliance Officer of the Fund and Adams Diversified Equity Fund, Inc. (since 2018); Of Counsel, Nelson, Mullins, Riley & Scarborough, LLP (prior to 2018)
Gregory Buckley (50) 2013	Vice President – Research of the Fund (since 2015) and Adams Diversified Equity Fund, Inc. (since 2019)
Michael A. Kijesky, CFA (50) 2009	Vice President – Research of the Fund (since 2011) and Adams Diversified Equity Fund, Inc. (since 2019)
Michael E. Rega, CFA (61) 2014	Vice President – Research of the Fund and Adams Diversified Equity Fund, Inc.
Jeffrey R. Schollaert, CFA (45) 2014	Vice President – Research of the Fund (since 2019) and Adams Diversified Equity Fund, Inc. (since 2017); Senior Research Analyst (prior to 2017)
Christine M. Sloan, CPA (48) 1999	Assistant Treasurer and Director of Human Resources of the Fund and Adams Diversified Equity Fund, Inc. (since 2018); Assistant Treasurer of the Fund and Adams Diversified Equity Fund Inc. (prior to 2018)
All officers serve until the time at which their successor is elected and qualified, unless they earlier resign, die, or are removed by the Board of Directors. The address for each officer is the Fund’s office.
Service Providers

Counsel	Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
Custodian of Securities	The Northern Trust Company
Transfer Agent & Registrar	American Stock Transfer & Trust Company, LLC Stockholder Relations Department 6201 15th Avenue Brooklyn, NY 11219 (866) 723‑8330 Website: www.astfinancial.com E‑mail: info@astfinancial.com

Trusted by investors for generations®

ADAMS FUNDS
500 East Pratt Street
Suite 1300
Baltimore, MD 21202
410.752.5900
800.638.2479
Please visit our website
adamsfunds.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsfunds.com.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Kenneth J. Dale, Frederic A. Escherich, and Lauriann C. Kloppenburg, who are each independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements for 2020 and 2019 were $90,090 and $87,470, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2020 or 2019.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state, and excise tax returns for 2020 and 2019 were $22,360 and $21,200, respectively.

(d) All Other Fees. The aggregate other fees rendered to the registrant by PricewaterhouseCoopers LLP for 2020 and 2019 were $423 and $648, respectively. Fees were related to licenses for technical reference tools.

(e)	(1)	The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting.

(2)	All services performed in 2020 and 2019 were pre-approved by the audit committee.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2020 and 2019 were $22,783 and $21,848, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Kenneth J. Dale, Frederic A. Escherich, Roger W. Gale, and Lauriann C. Kloppenburg.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The registrant follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

While the policy is to vote all of the proxies for portfolio companies, as a general matter, securities that the registrant has loaned will not be recalled to facilitate proxy voting (in which case the borrower of the security is entitled to vote the proxy). However, if the registrant's management becomes aware of a material vote with respect to the loaned securities in time to recall the security and has determined in good faith that the importance of the matter to be voted on outweighs the loss in lending revenue that would result from recalling the security (i.e., a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

As an internally-managed investment company, the registrant uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyzes is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%.

Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Executive Compensation

On proposals relating to executive compensation, we generally vote against proposals that fail to require or demonstrate effective linkage between pay and the company's performance over time, and for proposals that require or demonstrate such effective linkage.

It is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We generally vote for proposals to require that all members of the company's Audit, Compensation, and Nominating committees be independent of management.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded if management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer, and James P. Haynie, President, comprise the two-person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013. Mr. Haynie has been a member of the portfolio management team since August 19, 2013, serving as Executive Vice President until January 21, 2015. Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle and Haynie receive investment recommendations from a team of research analysts and make decisions jointly about any investment transactions in the portfolio.
(2) As of December 31, 2020, Messrs. Stoeckle and Haynie also serve on the portfolio management team for the registrant's non-controlling affiliate, Adams Diversified Equity Fund, Inc. ("ADX"), an internally managed registered investment company with total net assets of $2,227,273,138. Mr. Stoeckle is Chief Executive Officer and President of ADX and Mr. Haynie is Executive Vice President. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and ADX is a diversified product with a broader focus. There are few material conflicts of interest that may arise in connection with the portfolio management of the funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2020, the registrant's portfolio managers are compensated through a plan consisting of salary and annual cash incentive compensation, of which the amount in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan. The structure and methods used to determine the compensation of the portfolio managers were as follows: Salaries are determined by using appropriate industry surveys and information about the local market. Incentive compensation is based on a combination of relative fund performance of the registrant and ADX and individual performance. Target incentives are set annually based on aggregate compensation less salary for each position. Fund performance used in determining incentive compensation is measured over a one-year period, accounting for one-fourth of the calculation, a three-year period, which accounts for one-half, and a five-year period, which accounts for one-fourth. The registrant's return on portfolio assets over each of these periods is used to determine performance relative to an 80/20 blend of Dow Jones U.S. Oil and Gas Index and Dow Jones U.S. Basic Materials Index through September 30, 2018. To better align with PEO’s investment strategy, beginning October 1, 2018, incentive compensation is based on a comparison with an 80/20 blend of the S&P 500 Energy Sector and the S&P 500 Materials Sector. Using these calculations, the incentive compensation can be less than or exceed the established target.

The structure of the compensation that the portfolio managers receive from ADX is the same as that for the registrant with the exception that the portfolio managers' incentive compensation is based on a comparison with the performance of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Funds Average universe.
(4) Using a valuation date of December 31, 2020, Messrs. Stoeckle and Haynie each beneficially owned equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/20-1/31/20	0		--	0	1,332,000
2/1/20-2/29/20	0		--	0	1,332,000
3/1/20-3/31/20	97,342		$7.56	97,342	1,234,658
4/1/20-4/30/20	0		--	0	1,234,658
5/1/20-5/31/20	0		--	0	1,234,658
6/1/20-6/30/20	0		--	0	1,234,658
7/1/20-7/31/20	0		--	0	7,190,334
8/1/20-8/31/20	0		--	0	7,190,334
9/1/20-9/30/20	5,955,676	*	$11.95	5,955,676	1,234,658
10/1/20-10/31/20	0		--	0	1,234,658
11/1/20-11/30/20	0		--	0	1,234,658
12/1/20-12/31/20	62,000		$11.55	62,000	1,172,658
Total	6,115,018		$11.88	6,115,018

 * Purchases pursuant to a tender offer.

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014. A tender offer was announced on July 29, 2020. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby purchases will occur when fund shares trade at prices below 15% of net asset value for at least 30 consecutive trading days.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 1,332,000 shares. The share amount approved in 2020 for the tender offer was 20% of then-outstanding shares, or 5,955,676 shares.

(2c) The share repurchase plan has no expiration date. The tender offer expired on September 4, 2020.

(2d) The tender offer expired during the period covered by the above table.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Dollar amounts of income and fees/compensation related to securities lending activities during the most recent fiscal year are:
(1) Gross income from securities lending activities was $28,835.
(2) Rebates paid to borrowers were $(15,558), fees deducted from a pooled cash collateral reinvestment product were $502, and revenue generated by the securities lending program paid to the securities lending agent was $13,165.
(3) The aggregate fees related to securities lending activities were $(1,891).
(4) Net income from securities lending activities was $30,726.
(b) Services provided by the securities lending agent in the most recent fiscal year for lending of the Fund's portfolio securities in accordance with its securities lending authorization agreement, included: identifying and approving borrowers, selecting securities to be loaned, negotiating loan terms, recordkeeping of all loan and dividend activity, receiving and holding collateral from borrowers, monitoring loan and collateral values on a daily basis, requesting additional collateral as required, and arranging for return of loaned securities at loan termination. When cash collateral is received from the borrower, the security lending agent invests the cash in a registered money market fund.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant's response to Item 2 above.
	(2)	Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.
	(3)	Written solicitation to purchase securities: not applicable.
	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 24, 2021

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	February 24, 2021